                     SCHEDULE 14A INFORMATION

Proxy Statement Pursant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ] Confidential, for Use of the Commission Only

                           MDU Resources Group, Inc.
                (Name of Registrant as Specified In Its Charter)

 .............................................................................
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
       ..............................................................
    2) Aggregate number of securities to which transaction applies:
       ..............................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
    4) Proposed maximum aggregate value of transaction:
       ..............................................................
    5)  Total Fee Paid:
       ..............................................................

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         ..............................................................
     (2) Form, Schedule or Registration Statement No.:
         ..............................................................
     (3) Filing Party:
         ..............................................................
     (4) Date Filed:
         ..............................................................

     MDU Resources
     Group Inc.
     ---------------------------------------------------------------------------
     400 North Fourth Street                                   John A. Schuchart
     Bismarck, ND 58501                                    Chairman of the Board
     (701) 222-7900



                                                                   March 6, 1995




To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders to be held on Tuesday, April 25, 1995, at 11:00 A.M., Central Daylight Time, at 909 Airport Road, Bismarck, North Dakota 58504. The other directors and officers join me in extending this invitation.

     The formal matters to be acted upon at the meeting are described in the accompanying Notice of Meeting and Proxy Statement. I would like to note for your special attention that the Board of Directors has recommended that the holders of Common Stock of the Company approve the Non-Employee Director Stock Compensation Plan. This is another step taken by your Company to strengthen the commonality of interest among our stockholders, management and board members. In addition to the formal issues, a brief report on current matters of interest will be presented. Luncheon will be served following the meeting.

     We were pleased with the response of our stockholders at the 1994 Annual Meeting at which 86.8 percent of the Common Stock was represented in person or by proxy. We hope that participation by our stockholders in the affairs of the Company will increase and that there will be an even greater representation at the 1995 meeting. If you are unable to attend the meeting but have questions or comments on the Company's operations, we would like to hear from you.

     Representation of your shares at the meeting is very important and we urge that, whether or not you now plan to attend the meeting, you promptly mark, date, sign and return the enclosed proxy card in the envelope provided for that purpose. If you do attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

     I hope you will find it possible to attend the meeting.


                                                       Sincerely,





                                                       /s/ JOHN A. SCHUCHART
                                                       JOHN A. SCHUCHART

                           MDU RESOURCES GROUP, INC.
                            400 North Fourth Street
                          Bismarck, North Dakota 58501

                                ---------------

                    Notice of Annual Meeting of Stockholders
                           to be held April 25, 1995

                                ---------------

                                                                   March 6, 1995

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MDU Resources Group, Inc. will be held at 909 Airport Road, Bismarck, North Dakota 58504, on Tuesday, April 25, 1995, at 11:00 A.M., Central Daylight Time, for the following purposes:

      (1) To elect four directors to three year terms;

      (2) To consider and take action upon a proposal, declared advisable by the Board of Directors of the Company, to approve the Non-Employee Director Stock Compensation Plan, all as more fully described in the accompanying Proxy Statement dated March 6, 1995 and;

      (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on February 27, 1995, as the record date for the determination of common stockholders who will be entitled to notice of and to vote at the meeting.

      All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. It is requested that you date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. Your cooperation will be appreciated.


                                     By order of the Board of Directors,





                                     /s/ LESTER H. LOBLE, II,
                                     LESTER H. LOBLE, II,
                                     Secretary

                           MDU RESOURCES GROUP, INC.
                            400 North Fourth Street
                          Bismarck, North Dakota 58501

                                ---------------

                                PROXY STATEMENT

                                ---------------




      This Proxy Statement is furnished to the holders of Common Stock of MDU Resources Group, Inc. (Company) on behalf of the Board of Directors of the Company in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 25, 1995. The proxy material was first forwarded to the holders of Common Stock on March 6, 1995.

      Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by filing with the Secretary either a written instrument of revocation or a duly executed proxy bearing a later date. In addition, the powers of a proxy holder are suspended if the person executing the proxy is present at the meeting and informs the Secretary in open meeting that he wishes to revoke his proxy and vote in person. Attendance at the meeting will not in and of itself revoke a proxy.

      The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of the Common Stock of the Company. In addition to the use of the mails, proxies may be solicited by officers and regular employees of the Company, by personal interview, by telephone or by telegraph. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of proxy cards and will, upon request, be reimbursed for reasonable expenses incurred.
Additional solicitation of proxies will be made in the same manner under the special engagement and direction of Georgeson & Company, Inc. at an anticipated cost to the Company of approximately $6,000 plus out-of-pocket expenses.

                         VOTING SECURITIES OUTSTANDING

      Only holders of record of Common Stock at the close of business on February 27, 1995, will be entitled to vote at the meeting. On such date there were outstanding 18,984,654 shares of Common Stock. Each outstanding share of Common Stock entitles the holder to one vote.

      The Bylaws of the Company provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy shall constitute a quorum at a meeting of shareholders of the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered present for purposes of determining a quorum.

      Under Delaware law, if a quorum is present, the nominees for election as directors who receive a plurality of the votes of shares present in person or represented by proxy and entitled to vote shall be elected as directors.
"Withheld" votes are not included in the total vote cast for a nominee for purposes of determining whether a plurality was received and, therefore, have no negative effect.

      Approval of the Non-Employee Director Stock Compensation Plan (discussed below) requires the affirmative votes of the holders of a majority of the Common Stock present or represented and entitled to vote. Abstentions will have the effect of a "no" vote; broker non-votes will have no effect.

      As of February 27, 1995, no person held of record, or, to the knowledge of the management of the Company, owned beneficially, 5 percent or more of the outstanding shares of Common Stock of the Company.

                             ELECTION OF DIRECTORS

      At the meeting, four Directors will be elected to serve for a term of three years until 1998 and until their respective successors are elected and qualify. All of the nominees are incumbent Directors and are nominated for reelection. Unless otherwise marked on the proxy, shares of the Common Stock represented by the proxy will be voted for the four nominees named below. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the proxy will be voted for another person in the discretion of the persons named in the proxy. Information concerning the nominees, including their ages, periods of service as directors and business experience, according to information furnished to the Company by the respective nominees, is set forth as follows:

                                           First Year
                                           of Service
              Name                   Age   as Director                     Business Experience
              ----                   ---   -----------                     -------------------
Douglas C. Kane                       45     1991      Mr. Kane joined the Company as Executive  Vice  President
(to be elected for a term of                              and Chief Operating Officer in January 1991.  Prior to
three years expiring in 1998)                             that  time  he  was   President  and  Chief  Executive
                                                          Officer of Knife  River Coal Mining  Company  from May
                                                          1990, President from September 1987 and previously had
                                                          served as Senior Vice President--Operations.  Mr. Kane
                                                          is  a  Director  of  Alaska  Basic  Industries,  Inc.,
                                                          Anchorage  Sand and Gravel  Company,  Inc.,  Concrete,
                                                          Inc.,  Fidelity Oil Co., Fidelity Oil Holdings,  Inc.,
                                                          KRC Aggregate,  Inc., KRC Holdings,  Inc., Knife River
                                                          Coal  Mining   Company,   LTM,   Incorporated,   Rogue
                                                          Aggregates,   Inc.,  and  Williston  Basin  Interstate
                                                          Pipeline  Company,   all  being  subsidiaries  of  the
                                                          Company.  Mr.  Kane  is  also  Vice  President  and  a
                                                          Director of  Centennial  Energy  Holdings,  Inc. and a
                                                          member of the  Managing  Committee  of  Montana-Dakota
                                                          Utilities Co., a Division of the Company.
[PICTURE]

Richard L. Muus                       65     1985      Mr. Muus retired in April 1989 after 35  years  with  the
(to be elected for a term of                              Midwest Federal  Savings  Bank,  Minot,  North Dakota.
three years expiring in 1998)                             At  the  time  of  his  retirement  Mr. Muus  was  the
                                                          President  and a Director  of the bank.  Mr. Muus is a
                                                          member and past Director and Officer of the Minot Area
                                                          Chamber of Commerce  and a past  Director of the Minot
                                                          Area  Development  Corporation.  He is a member of the
                                                          Military  Affairs  and  Diplomats   Committee  of  the
                                                          Chamber  of  Commerce.  He is a member of the Board of
                                                          Regents of Minot State  University  and also serves on
                                                          the Finance  Committee of St. Joseph Hospital,  Minot,
                                                          North  Dakota.  He  currently  serves on the Audit and
                                                          Finance Committees of the Board of Directors.
[PICTURE]

John L. Olson                         55     1985      Mr. Olson  is  President and the owner of Blue Rock Prod-
(to be elected for a term of                              ucts Company  and  of  Blue  Rock Distributing Company
three years expiring in 1998)                             located in Sidney,  Montana,  a beverage  bottling and
                                                          distributing company,  respectively. Mr. Olson also is
                                                          the  Chairman  of the Board and a Director  of Admiral
                                                          Beverage  Corporation,  Worland,  Wyoming,  and Ogden,
                                                          Utah;  he is Chairman of the Board and Director of the
                                                          Foundation for Community Care, Sidney,  Montana; he is
                                                          trustee for Blue Rock Products  Company Profit Sharing
                                                          Trust,  Sidney,  Montana.  He currently  serves on the
                                                          Audit  and  Nominating  Committees  of  the  Board  of
                                                          Directors.
[PICTURE]



                                       2

                                           First Year
                                           of Service
              Name                   Age   as Director                     Business Experience
              ----                   ---   -----------                     -------------------
Joseph T. Simmons                     59     1984      Mr. Simmons is  professor  of  Accounting  and   Finance,
(to be elected for a term of                              University of  South Dakota, Vermillion and was Visit-
three years expiring in 1998)                             ing    Professor    of    Finance,    University    of
                                                          Warsaw,  Warsaw,  Poland  (February--July,  1994). Mr.
                                                          Simmons  is the  Chairman  and  President  of  Simmons
                                                          Financial  Management,  Inc.  and  owner of  Simmons &
                                                          Associates. He also serves on the Board of GRO/TECH in
                                                          Rapid City,  South Dakota.  He currently serves on the
                                                          Finance Committee of the Board of Directors.

[PICTURE]



      Certain information concerning the remaining directors, whose terms expire either in 1996 or in 1997, including their ages, periods of service as directors and business experience, according to information furnished to the Company, is set forth as follows:

Harold J. Mellen, Jr                  60     1989      Mr. Mellen  joined  the Company in 1985 as Vice President
(term expiring in 1996)                                   --Corporate  Development  and was  named  Senior  Vice
                                                          President--Finance  and Chief Financial Officer in May
                                                          1987, Executive Vice President and Chief Financial and
                                                          Corporate  Development  Officer  in August  1989,  and
                                                          President and Chief Corporate  Development  Officer in
                                                          May 1992.  Mr.  Mellen  became the President and Chief
                                                          Executive  Officer on January 1, 1995. During 1994 Mr.
                                                          Mellen served all subsidiaries as a Director and/or an
                                                          officer except Gwinner Propane,  Inc. and Prairielands
                                                          Energy  Marketing,  Inc.  Mr.  Mellen also serves as a
                                                          member of the  Managing  Committee  of  Montana-Dakota
                                                          Utilities  Co., a Division  of the  Company and became
                                                          Chairman on January 1, 1995.  On January 1, 1995,  Mr.
                                                          Mellen  became  the  Chairman  of the  Board of Alaska
                                                          Basic  Industries,  Inc.,  Anchorage  Sand and  Gravel
                                                          Company,  Inc.,  Concrete,  Inc.,  Fidelity  Oil  Co.,
                                                          Fidelity Oil Holdings, Inc., KRC Aggregate,  Inc., KRC
                                                          Holdings,  Inc., Knife River Coal Mining Company, LTM,
                                                          Incorporated,  Rogue Aggregates, Inc., Williston Basin
                                                          Interstate  Pipeline  Company  and  the  President  of
                                                          Centennial Energy Holdings,  Inc., and Wibaux Gas Co.;
                                                          all being subsidiaries of the Company.
[PICTURE]

Robert L. Nance                       58     1993      Mr. Nance is  the  majority  owner and President of Nance
(term expiring in 1996)                                   Petroleum Corporation,  Billings,  Montana, an oil and
                                                          gas exploration and production  company.  He is also a
                                                          Director  of  First   Interstate   Bank  of  Commerce,
                                                          Billings,  Montana.  He is a Director of the Deaconess
                                                          Billings Clinic Health Organization, Deaconess Medical
                                                          Center and Billings Clinic, all of Billings,  Montana.
                                                          He  currently  serves on the Finance  Committee of the
                                                          Board of Directors.
[PICTURE]



                                       3


                                           First Year
                                           of Service
              Name                   Age   as Director                     Business Experience
              ----                   ---   -----------                     -------------------
Charles L. Scofield                   70     1978      Mr. Scofield  is  the owner and President of The Scofield
(term expiring in 1996)                                   Broadcasting  Co.,  Inc.  which is the sole  owner and
                                                          licensee of KLPZ radio station, Parker, Arizona. He is
                                                          the sole  owner of KEYZ and  KYYZ  radio  stations  in
                                                          Williston, North Dakota. He is a Director of the First
                                                          National  Bank & Trust  Company  of  Williston,  North
                                                          Dakota, a Director of the North Dakota Automobile Club
                                                          (AAA) of Fargo, North Dakota and the owner of a cattle
                                                          ranch  in  Montana.   He   currently   serves  on  the
                                                          Nominating  and  Finance  Committees  of the  Board of
                                                          Directors.
[PICTURE]

Stanley F. Staples, Jr                70     1984      Mr. Staples is President of Alexander  Properties,  Inc.,
(term expiring in 1996)                                   an investment  management  firm, and of Northern Chief
                                                          Iron Company.  Mr. Staples also serves on the Board of
                                                          Directors of Wausau Paper Mills  Company,  M & I First
                                                          American    National    Bank,     Marathon    Electric
                                                          Manufacturing Corporation,  Mosinee Paper Corporation,
                                                          and Murray Machinery,  Inc. He currently serves on the
                                                          Compensation and Nominating Committees of the Board of
                                                          Directors.
[PICTURE]

San W. Orr, Jr.                       53     1978      Mr. Orr  is  an  attorney  and  is  in  the  business  of
(term expiring in 1997)                                   financial and estate management. He is Chairman of the
                                                          Boards   and   a   Director   of   Marathon   Electric
                                                          Manufacturing Corporation,  Mosinee Paper Corporation,
                                                          and Wausau  Paper Mills  Company.  He is a Director of
                                                          Wausau   Insurance   Companies,   Marshall   &  Ilsley
                                                          Corporation, M & I First American National Bank, and M
                                                          & I  Marshall  & llsley  Bank.  Mr.  Orr  also  serves
                                                          various   civic  and   charitable   organizations   in
                                                          Wisconsin  including  the  Board  of  Regents  of  the
                                                          University of Wisconsin System. He currently serves on
                                                          the Audit and Compensation  Committees of the Board of
                                                          Directors.
[PICTURE]

John A. Schuchart                     65     1976      Mr. Schuchart,   Chairman of the Board,   was named Chief
(term expiring in 1997)                                   Executive  Officer  in June 1980 and  Chairman  in May
                                                          1983.  He  retired  as  Chief  Executive   Officer  on
                                                          December 31, 1994.  During 1994,  Mr.  Schuchart  also
                                                          served as the  Chairman of the Board and a Director of
                                                          Alaska  Basic  Industries,  Inc.,  Anchorage  Sand and
                                                          Gravel Company,  Inc.,  Concrete,  Inc.,  Fidelity Oil
                                                          Co., Fidelity Oil Holdings, Inc., KRC Aggregate, Inc.,
                                                          KRC Holdings,  Inc.,  Knife River Coal Mining Company,
                                                          LTM, Incorporated,  Rogue Aggregates,  Inc., Williston
                                                          Basin Interstate  Pipeline Company;  as a Director and
                                                          the President of Centennial Energy Holdings, Inc., and
                                                          Wibaux Gas Co.; all being subsidiaries of the Company.
                                                          Mr.  Schuchart  was  also  Chairman  of  the  Managing
                                                          Committee of Montana-Dakota  Utilities Co., a Division
                                                          of the  Company.  He  resigned  as a  Director  of all
                                                          subsidiaries  and  from  the  Managing   Committee  on
                                                          December 31, 1994.
[PICTURE]


                                       4

                                           First Year
                                           of Service
              Name                   Age   as Director                     Business Experience
              ----                   ---   -----------                     -------------------
Homer A. Scott, Jr                    60     1981      Mr. Scott is engaged in the banking and ranching business
(term expiring 1997)                                      in the states of Wyoming and Montana. He is a Director
                                                          and   Chairman  of  the  Board  of  First   Interstate
                                                          BancSystem of Montana,  Inc.,  and a Director of First
                                                          Interstate Bank of Commerce,  Billings,  Montana.  Mr.
                                                          Scott  is  a  Director  and   President  of  Sugarland
                                                          Enterprises,   Inc.,  and  the  managing   partner  of
                                                          Sugarland  Development  Company, a commercial property
                                                          development  company in Sheridan,  Wyoming.  Mr. Scott
                                                          also is a  Director  of  Flying V Cattle  Company  and
                                                          Padlock  Ranch Company and a partner in Scott Land and
                                                          Livestock.  He is the  owner of the  Sheridan  Holiday
                                                          Inn,  principal owner of Sports Mate,  Inc., and owner
                                                          of Powder Horn Ranch, a housing  development  and golf
                                                          course in Sheridan,  Wyoming.  He currently  serves on
                                                          the Audit and Compensation  Committees of the Board of
                                                          Directors.
[PICTURE]

Sister Thomas Welder, O.S.B           54     1988      Sister Welder is the President of the University of Mary,
(term expiring in 1997)                                   Bismarck,  North  Dakota.  She  is a  Director  of St.
                                                          Alexius  Medical  Center of Bismarck  and Chair of its
                                                          Marketing  Committee.  She is also a  Director  of the
                                                          Bismarck-Mandan   Development  Association  and  is  a
                                                          member and past Director of the  Bismarck-Mandan  Area
                                                          Chamber of Commerce. She is also a member of the North
                                                          Dakota Vision 2000  Committee,  the North Dakota State
                                                          Women's  Business  Leadership  Council,  the  Theodore
                                                          Roosevelt     Medora    Founder's     Society,     and
                                                          Consultant-Evaluator   Corps  for  the  North  Central
                                                          Association  of Colleges  and Schools.  She  currently
                                                          serves on the Nominating and Finance Committees of the
                                                          Board of Directors.

Except where expressly noted, no corporation or organization named above is a parent, subsidiary or other affiliate of the Company.

      During 1994, the Board of Directors had four meetings. The Board of Directors has an Audit Committee, discussed under "Accounting and Auditing
Matters," a Nominating Committee, a Finance Committee and a Compensation Committee. The Nominating Committee, which met five times during 1994, recommends to the full Board of Directors nominees for directors and for executive officers. The Nominating Committee will consider nominees recommended by stockholders if the names of such nominees are submitted to the Secretary of the Company on or before November 1, 1995, for the annual meeting expected to be held on April 23, 1996 . The Compensation Committee, which met four times during 1994, sets compensation levels for executive officers and recommends to the full Board of Directors compensation for the Directors of the Company. The Finance Committee, which met three times during 1994, reviews corporate financial plans, policies, budgets, investments, acquisitions, and reviews and authorizes actions necessary to issue and sell Common Stock and debt securities of the Company.

                             EXECUTIVE COMPENSATION

      Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the calendar years ending December 31, 1994, 1993, and 1992, for those persons who were, at December 31, 1994, (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company (the Named Officers). Footnotes supplement the information contained in the Tables.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long term
                                                           Annual compensation       compensation
                                                        -------------------------    ------------
                                                                                        Awards
                                                                                     ------------
             (a)                            (b)            (c)             (d)            (e)          (f)
                                                                                      Securities
                                                                                      underlying    All other
                                                                                       Options/      compen-
          Name and                                       Salary          Bonus1          SARs2       sation3
     principal position                    Year            ($)             ($)            (#)          ($)
       ---------------                     ----          ------          ------         -------     --------
John A. Schuchart                         1994          385,926           98,371           0         12,278
  --Chairman of the                       1993          314,000           68,432           0          4,497
  Board & C.E.O.                          1992          296,808           33,686      28,530          4,364

Harold J. Mellen, Jr.                     1994          191,779           50,577           0         10,470
  --President & Chief                     1993          176,995           42,328           0          4,497
  Corporate Development Officer           1992          160,334           21,600      13,740          4,402

Joseph R. Maichel                         1994          173,121                0           0         10,470
  --President & C.E.O. of                 1993          164,837                0           0          3,777
  Montana-Dakota Utilities Co.            1992          156,409            8,516      13,740          4,331

Douglas C. Kane                           1994          138,519           44,878           0          8,311
  --Executive Vice President              1993          131,960           35,264           0          3,944
  & Chief Operating Officer               1992          125,723           20,412      13,740          4,236

Martin A. White                           1994          123,369           24,030           0          6,270
  --Vice President--                      1993          119,352           20,700           0            920
  Corporate Development                   1992          115,000           11,040       6,130              0

- ----------

1  Granted pursuant to the Management Incentive Compensation Plan.
2 No options were granted during 1993 or 1994. "SAR" is an acronym for "stock appreciation right." The Company has no plan or program which uses stock appreciation rights.
3 Totals include Company contributions to the Tax Deferred Compensation Savings Plan in the amounts of $9,000 each for Messrs. Schuchart, Mellen and Maichel, and $8,311 and $6,270 for Messrs. Kane and White, respectively; and insurance premiums in the amounts of $3,278 for Mr. Schuchart and $1,471 each for Messrs. Mellen and Maichel.

             AGGREGATED OPTION/SAR(1) EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION/SAR(1) VALUES

           (a)                                                     (b)                            (c)
                                                               Number of
                                                          securities underlying          Value of unexercised,
                                                        unexercised options/SARs       in-the-money options/SARs
                                                          at fiscal year-end(2)           at fiscal year-end
                                                                   (#)                           ($)
                                                        -------------------------     ---------------------------
          Name                                         Exercisable   Unexercisable   Exercisable    Unexercisable
          -----                                        ----------    ------------    ----------     ------------
John A. Schuchart                                             0              0              0                0
Harold J. Mellen, Jr.                                         0         13,740              0           48,090
Joseph R. Maichel                                             0              0              0                0
Douglas C. Kane                                               0         13,740              0           48,090
Martin A. White                                               0          6,130              0           21,455

- ----------

1 "SAR" is an acronym for "stock appreciation right." The Company has no plan or program which uses stock appreciation rights.
2 Mr. Schuchart and Mr. Maichel both retired at year end. Under the Plan they forfeited all of their options.


                               PENSION PLAN TABLE

                                                                  Years of Service
                                  ---------------------------------------------------------------------------------
Remuneration                        15                20               25                30           35 or more
- -------------                    ---------         ---------        ---------         ---------        ---------
   $125,000................     $  77,916         $  86,604         $  95,304         $103,992          $112,680
    150,000................        91,992           102,492           113,004          123,504           134,004
    175,000................       106,068           118,380           130,704          143,016           155,328
    200,000................       120,144           134,280           148,404          162,528           176,664
    225,000................       134,220           150,168           166,104          182,052           197,988
    250,000................       148,308           166,056           183,816          201,564           219,324
    300,000................       176,460           197,832           219,216          240,588           261,972
    400,000................       206,844           235,476           264,108          292,740           321,360
    450,000................       217,716           249,972           282,228          314,484           346,740
    500,000................       228,600           264,480           300,360          336,228           372,108

     The table covers the amounts payable under the Salaried Pension Plan and non-qualified Supplemental Income Security Plan. Pension benefits are determined by the step-rate formula which places emphasis on the highest consecutive 60 months of earnings within the final 10 years of service. Benefits for single participants under the Salaried Pension Plan are paid as straight life amounts and benefits for married participants are paid as actuarially reduced pensions with a survivorship benefit for spouses, unless participants choose otherwise. The Salaried Pension Plan also permits pre-retirement survivorship benefits upon satisfaction of certain conditions. Additionally, certain reductions are made for employees electing early retirement.

     The  Internal  Revenue  Code places  maximum  limitations  on the amount of benefits that may be paid in dollars under the Salaried Pension Plan. The Company has adopted a non-qualified Supplemental Income Security Plan (SISP) for senior management personnel. In 1994, 80 senior management personnel participated in the SISP including the Named Officers. Both plans cover salary shown in column (c) of the Summary Compensation Table and exclude bonuses and other forms of compensation.

     Upon retirement and attainment of age 65, participants in the SISP may elect a retirement benefit or a survivors' benefit with the benefits payable monthly for a period of 15 years.

     As of December 31, 1994, the Named Officers were credited with the following years of service under the plans; Mr. Schuchart: Pension, 19, SISP, 11; Mr. Maichel: Pension, 24, SISP, 11; Mr. Mellen: Pension, 9, SISP, 9; Mr.
Kane: Pension, 4, SISP, 11; and Mr. White: Pension, 3, SISP, 3. The maximum years of service for benefits under the Pension Plan is 35 and under the SISP vesting begins at 3 years and is complete after 10 years. Benefit amounts under both plans are not subject to reduction for offset amounts.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

     Decisions on compensation for the Company's executive officers are made by the Compensation Committee of the Board of Directors. The Committee was created in 1967 and has been and is composed entirely of non-employee directors. In the late part of each calendar year, the Committee reviews and approves, with any modifications it deems appropriate, the Executive Compensation Policy for the executive officers including the Chief Executive Officer. The approved plan is implemented the following calendar year.

Executive Compensation Policy

     The Executive Compensation Policy is designed to attract and retain qualified executive officers, to recognize above-average job performance and to provide a direct and strong link between Company performance and executive pay. The Board of Directors in 1994 adopted Stock Ownership Guidelines under which executives are required to own Company Common Stock valued from two times their annual salary to four times their annual salary (in the case of the Chief Executive Officer). Total compensation is intended to be competitive with that paid by comparable companies in the regulated electric and gas utility industry and relevant segments of the energy and mining industries. There are four components of total executive compensation:

     (1) Base salary;
     (2) Management Incentive Compensation Plan;
     (3) 1992 Key Employee Stock Option Plan; and
     (4) Restricted Stock Bonus Plan.

     As indicated above, the base salary component of compensation is designed to be competitive with that paid by comparable companies. An external consultant provides comparative surveys (Edison Electric Institute Executive Compensation

Survey, American Gas Association Top Management Survey, and Executive Compensation Services Top Management Survey). While the companies used in these surveys are not the same as the peer group of companies used in the Performance Graph, the Compensation Committee believes the Edison Electric Institute Executive Compensation Survey, American Gas Association Top Management Survey, and Executive Compensation Services Top Management Survey provide a broader base of data and are commonly used in the utility industry to set executive salaries. The consultant also uses, as appropriate, an oil and gas survey and a mining company survey for executives in those positions. The Edison Electric Institute Executive Compensation Survey is a 1994 survey prepared by Edison Electric Institute and includes 100 participants of diverse size, comprised of electric or electric/gas utility companies, utility parent companies or diversified parent companies. The American Gas Association Top Management Survey is a 1993 survey of salary for 95 natural gas companies--distribution, transmission, combination (gas and electric) and integrated. The Executive Compensation Services Top Management Survey is a 1993-94 survey of executive compensation for 1,149 companies cutting across all major industry lines. The consultant then used the 40 utility respondents from this survey--water, telephone, electric and gas--for comparison purposes. The oil and gas survey and the mining company survey are private surveys done by the consultant using companies he considers appropriate. Since these surveys are confidential, the Compensation Committee does not know the names or any characteristics of the companies used by the consultant. The external data from those surveys is used to develop a market-consensus salary for each executive position. "Market-consensus salary" refers to the average of the salaries for utility executives as shown in the referenced surveys. A range of compensation from 80%-120% is set around the market-consensus salary. It is the policy of the Compensation Committee to set 95% of the market-consensus salary as the market value for the executive positions in the Company. The Compensation Committee uses the market value of the position together with an analysis of the value of the executive position and individual evaluation to establish base salaries for executive officers within the targeted range. A premium is added to the market-consensus salary in order to set the salary of the Chief Executive Officer to reflect the diversified nature of the Company. The consultant uses the peer group of companies in the Performance Graph to determine the premium. The Compensation Committee concluded, based on the average of the utility-diversified companies in the Performance Graph, adjusted for company size, that the market-consensus salary for the Chief Executive Officer should be increased by a premium of 12%. A similar procedure was used for the other executive officers.

     All executive officers are eligible for awards under the Company's various incentive plans referred to above. The Compensation Committee believes that offering incentive to executive officers will enhance the long-term performance of the Company, promote cost efficiency and further overall shareholder returns. The Committee uses these plans as it deems appropriate to achieve these goals. The Compensation Committee determines awards pursuant to these plans based generally on what it believes other similar companies are doing.

     The Company has not formulated any policy with regard to the deductibility of qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code.

1994 Compensation for Executive Officers and Chief Executive Officer

     Compensation  paid  to  executive  officers  of the  Company  in  1994  was comprised of base salary, cash awards under the Management Incentive Compensation Plan and awards and dividend equivalents under the 1992 Key Employee Stock Option Plan. No awards were made in 1994 under the Restricted Stock Bonus Plan.

     Base salary increases for executive officers during 1994 ranged from 3.3% to 5.6% and averaged 4.8%. Salary increases were a function of (1) the Compensation Committee's assessment of the individual performance of each executive and (2) the current salary of each executive compared to that paid by comparable companies as determined by the external consultant (as discussed above). A more favorable performance appraisal permitted a larger increase. If the current salary lagged that paid by comparable companies, a larger increase was permitted. The base salaries during 1994 averaged 88.7% of the market-consensus salary for the Company's executive positions. The Chief Executive Officer's base salary for 1994 reflected an increase of 5.6% over his 1993 base salary. This was 92.7% of the market-consensus salary as adjusted by the premium of 12%. The Chief Executive Officer's achievements and his 19 years with the Company were considered as well as the excellent financial performance and integration of the construction materials businesses into the Company's operations and the exceptional financial performance of the oil and gas subsidiary, including the sale of one of its investments at a substantial gain. The Compensation Committee did not give formal weighting to the criteria used in order to set salary increases for the executive officers or for the Chief Executive Officer.

     The Management Incentive Compensation Plan is structured so that cash incentive awards reflect the attainment of specific annual levels of performance. The performance measures used reflect both the stockholder's interest (earnings) and the customers' interest (cost efficiency). Additionally, individual performance is evaluated and appropriate adjustments to target award levels may be made. Target award levels are a percentage of each participant's assigned salary grade midpoint. The percentage for the Chief Executive Officer was 35% and for the other executive officers ranged from 25% to 30%. A target incentive fund is developed at the beginning of each plan year based upon the aggregate target award levels of all participants. The size of the fund will increase or decrease based upon actual Company performance in relation to the pre-established goals. Individual awards will be greater or lesser than target amounts based upon an assessment of individual performance. Awards can range from 0% (less than 90% of budgeted earnings per share) to 150% (more than 108% of budgeted earnings per share) of the target amount. The annual corporate performance targets for 1994 were based on the degree of achievement of 103% of budgeted earnings. As a result of actual earnings exceeding threshold level of performance, and individual performance goals being met, cash awards were made under the plan for the year 1994 to four executive officers in the aggregate amount of $119,485. The Chief Executive Officer received $98,371 for the year 1994. This amount was a payout of 82.7% of the targeted award, based on the Company's actual earnings exceeding the threshold level of performance and upon individual performance. The cost efficiency performance measure in 1994 affected only one executive officer, Mr. Maichel, whose award opportunity was based 75% on cost efficiency and 25% on budgeted earnings of his division. Neither goal was met and Mr. Maichel received no award.

     The 1992 Key Employee Stock Option Plan is designed to motivate executives to achieve specified long-term performance goals of the Company and to encourage ownership by them of the common stock of the Company. It is intended to reinforce financial and strategic objectives, to emphasize pay for performance, and to focus executive effort on long-term sustainable value creation. This aligns the interests of the executives with those of the stockholders. The plan consists of two elements: stock option grants and dividend equivalents. The three-year performance period for options granted in 1992 under the Plan ended on December 31, 1994. The goals for the performance period were return on equity (25%), earnings per share (25%) and total relative shareholder return (50%). 100% of the options granted to the executive officers became exercisable at the end of the performance period because 110.8% of the performance goals were met. The Company reached 96.8% of its return on equity goal, 93.2% of its earnings per share goal, and 143% of its total shareholder return goal. No weighting was given to individual performance. In addition, the dividend equivalents granted on the options during 1992 through 1994 were earned at 110.8% based on the attainment of the goals as described above. No additional options were granted in 1994. The Chief Executive Officer and Mr. Maichel both retired at year-end and forfeited all of their options.

     The Restricted Stock Bonus Plan provides for awards of restricted stock to individuals when designated by the Compensation Committee as having demonstrated superior individual performance. The awards serve as a motivator for long-term performance and as a retention device for individuals who have demonstrated superior performance. The executive has a stake in the Company's financial performance. Again, this aligns the interest of the executives with those of the stockholders. No awards have been made under this plan to executive officers of the Company since 1988.

     36.2% of the Chief Executive Officer's total compensation during 1994 was based on objective annual performance criteria (through the Management Incentive Compensation Plan) or long-term performance criteria (through the 1992 Key Employee Stock Option Plan, reflecting the acceleration of options granted in 1992 and dividend equivalents accrued on the 1992 option grants). An average of 30.6% of the total compensation of the other executive officers was based on objective annual performance criteria (through the Management Incentive Compensation Plan) or long-term performance criteria (through the 1992 Key Employee Stock Option Plan, reflecting acceleration of options granted in 1992 and dividend equivalents accrued on the 1992 option grants). The Committee believes that having 36.2% of the compensation of Chief Executive Officer and an average of 30.6% of the compensation of other executive officers at risk is sufficient to provide a direct and strong link between Company performance and executive pay.

San W. Orr, Jr.                                  Homer A. Scott, Jr. Member
Chairman                                         Stanley F. Staples, Jr., Member

                           MDU RESOURCES GROUP, INC.
               COMPARISON OF FIVE YEAR TOTAL SHAREHOLDER RETURN1



    [PRINTED MATERIAL CONTAINS A LINE GRAPH REPRESENTED BY THE TABLE BELOW]


                               1989     1990     1991     1992     1993     1994
                                ---      ---      ---      ---      ---      ---
MDU                             100       97      124      141      177      161
S&P 500                         100       97      126      136      150      152
PEER GROUP                      100      104      136      151      166      152


(1) All data is indexed to December 31, 1989, for the Company, the S&P 500, and the peer group. Total shareholder return is calculated using the December 31 price for each year. It is assumed that all dividends are reinvested in stock at the frequency paid, and the returns of each component peer issuer of the group is weighted according to the issuer's stock market capitalization at the beginning of the period. The peer issuers are Black Hills Corp., Cilcorp Inc., Equitable Resources Inc., Florida Progress Corp., Minnesota Power & Light Company, The Montana Power Company, Oneok Inc., Questar Corp., South Jersey Industries, Teco Energy Inc., UGI Corp., and Utilicorp United Inc.

                            DIRECTORS' COMPENSATION

     Each Director who is not an officer of the Company receives a $13,000 annual retainer for Board Service, Audit and Compensation Committee Chairmen each receive a $2,500 annual retainer, and Finance and Nominating Committee Chairmen each receive a $1,000 annual retainer. All such Directors must defer $1,000 of the annual Board retainer which amount is credited to a deferral account quarterly. The deferral amount is divided by the market price of Company Common Stock and converted to investment units. If dividends are paid on Company Common Stock then an equivalent amount is credited for each investment unit and the resulting amount is converted to investment units and credited to such Directors' accounts. When a participating Director leaves the Board, dies or becomes disabled, then the investment units credited to that Director's account are multiplied times the market price of the Company Common Stock at that time, converted to a dollar value and paid to the Director or named beneficiary in equal monthly payments (with interest) over a five year period. Each Director may also defer all or any part of the $12,000 Board retainer paid in cash. Additionally, each Director who is not an officer of the Company receives $700 for each meeting of the Board of Directors attended and each Committee member who is not an officer of the Company receives $700 for each Committee meeting attended.

     The Company also has a post-retirement arrangement for Directors who are not officers of the Company which provides that after retirement from the Board, a Director is entitled to receive annual compensation in an amount equal to the sum of all annual retainers in effect at the time of retirement. Such amount will be paid to the Director or named beneficiary in equal monthly installments over a period of time equal to the period of service on the Board.

     The Company also has a program whereby past Directors of the Company may be chosen each year as "Director Emeritus" and each such past Director so chosen may be invited to participate as a nonvoting member of the Company's Board of

Directors. Each such "Director Emeritus" serves for five years and receives no compensation, other than reimbursement by the Company for reasonable travel expenses in connection with attendance at meetings of the Company's Board of Directors.


                 NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN

     The Board of Directors at its meeting on February 9, 1995, adopted a Non-Employee Director Stock Compensation Plan (the "Plan"), subject to ratification by the stockholders. The complete text of the Plan is set forth in Exhibit "A" hereto. The following is a summary of the material features of the Plan and is qualified in its entirety by reference to Exhibit "A".

     Purpose. The purpose of the Plan is to provide ownership of MDU Resources common stock to non-employee members of the Board of Directors in order to improve the Company's ability to attract and retain highly qualified individuals to serve as directors of the Company and to strengthen the commonality of interest between directors and stockholders.

     Administration. The Plan is intended to be a formula plan for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Plan will be administered by a committee appointed by the Board of Directors, which will consist of at least two persons (who need not be directors) not eligible to participate in the Plan.

     Awards Under the Plan. The Plan provides for each non-employee director to receive a stock payment of 200 shares as a portion of the annual retainer payable to such director. The stock payment will be in addition to the cash retainer currently paid to each non-employee director. The award is made automatically on the fifteenth business day after each annual meeting of stockholders. The Plan also provides each non-employee director with the right to elect to increase the amount of common stock that will be granted by reducing the balance of the annual retainer.

     Shares Subject to the Plan. Shares to be issued under the Plan may be authorized but unissued shares of common stock, treasury stock or shares purchased in the open market. The maximum number of shares that may be issued under the Plan is 50,000. If any corporate transaction occurs that causes a change in MDU Resources' capitalization, the Committee shall make appropriate adjustments to the number or kind of shares subject to the Plan and the annual stock payment.

     Eligibility and Participation. Non-employee directors of the Company will participate in the Plan. There are currently ten non-employee directors of the Company.

     Amendment and Termination. Unless previously terminated by the Board, the Plan will terminate when all shares have been granted. The Board may amend, suspend or terminate the Plan at any time; provided, however, that no amendment requiring stockholder approval for the Plan to continue to comply with Rule 16b-3 under the Exchange Act will be effective unless approved by the stockholders. In addition, the number of shares to be granted may not be changed by the Board more than once every six months, or otherwise in contravention of Rule 16b-3, except as required by law.

                               New Plan Benefits
                 Non-Employee Director Stock Compensation Plan

       Name & Position                                Dollar Value ($)                 Number of Units (Shares)
       ---------------                                 --------------                   ----------------------
Non-Employee Director Group                               $5475.00                                200

     The table reflects the number of shares that will be granted to each participating non-employee director on the fifteenth business day after the Annual Meeting if the Plan is approved by stockholders. The dollar value is based on the closing price of $27.375 per share on January 24, 1995.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. Approval of the Plan requires the affirmative votes of the holders of a majority of the Common Stock present or represented and entitled to vote. Abstentions will have the effect of a "no" vote; broker non-votes will have no effect.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

     Executive officers of the Company are elected by the Board of Directors and serve until the next annual meeting of the Board. Any executive officer so elected may be removed at any time by the affirmative vote of a majority of the Board. Certain information concerning such executive officers, including their ages, present corporate positions and business experience is set forth below.

                                                                Present Corporate Position
               Name                   Age                         and Business Experience
               -----                 ----                         -----------------------
Harold J. Mellen, Jr..............    60   President and Chief Executive Officer.  For information about Mr. Mellen, see
                                             "Election of Directors."

Cathleen M. Christopherson........    50   Ms.  Christopherson  was  elected  Vice  President-Corporate   Communications
                                             effective  November  1989.  Prior  to that she  served  as  Assistant  Vice
                                             President-Corporate  Communications  effective  September 1989 and Division
                                             Manager of  Montana-Dakota  Utilities Co., a Division of the Company,  from
                                             August 1984.

Douglas C. Kane...................    45   Executive Vice President and Chief Operating  Officer.  For information about
                                             Mr. Kane, see "Election of Directors."

Lester H. Loble, II...............    53   Mr. Loble was elected General Counsel and Secretary of the Company  effective
                                             May 1987. Mr. Loble also serves as a Director  and/or  General  Counsel and
                                             Secretary  of all  subsidiaries  of the  Company  except  Wibaux  Gas  Co.;
                                             Prairielands Energy Marketing, Inc.; and Gwinner Propane, Inc. Mr. Loble is
                                             also a member and the Secretary of the Managing Committee of Montana-Dakota
                                             Utilities Co., a Division of the Company.

Vernon A. Raile...................    50   Mr. Raile was elected Vice President, Controller and Chief Accounting Officer
                                             effective August 1992. Prior to that he was Controller and Chief Accounting
                                             Officer from May 1989,  Assistant  Treasurer  from December  1987,  and Tax
                                             Manager from March 1980.

Warren L. Robinson................    44   Mr. Robinson  was  elected  Vice  President,  Treasurer  and Chief  Financial
                                             Officer of the Company  effective  August 1992.  He is also  Treasurer  and
                                             Assistant Secretary of Centennial Energy Holdings,  Inc., Fidelity Oil Co.,
                                             Fidelity Oil Holdings,  Inc., Wibaux Gas Co. and Treasurer and Secretary of
                                             Prairielands Energy Marketing, Inc., all being subsidiaries of the Company.
                                             Prior to that he served as Treasurer and Assistant  Secretary from December
                                             1989, and as Manager of Corporate  Development and Assistant Treasurer from
                                             May 1989 to December 1989 and Manager of Corporate Development from October
                                             1988.

Ronald D. Tipton..................    48   Mr.  Tipton  was   elected   President   and  Chief   Executive   Officer  of
                                             Montana-Dakota  Utilities  Co. on January  1,  1995.  Prior to that time he served  Williston  Basin  Interstate  Pipeline  Company  in  the  following capacities:  President and Chief Executive Officer from May 1994, President from May 1990,  Executive Vice President from May 1989, Vice President--gas supply from  January  1985.  From  January  1983 to January 1985 he was the
                                             Assistant Vice President--gas supply of Montana-Dakota Utilities Co.

Martin A. White...................    53   Mr. White was elected Vice  President-Corporate  Development November,  1991.
                                             Prior  to that  he was  Chairman  and  Chief  Executive  Officer  of  White
                                             Resources  Corp., a mining  company,  from January 1990, and Executive Vice
                                             President  and  Chief  Operating   Officer  of   Consolidated   TVX  Mining
                                             Corporation  from January  1988.  Prior to that he was  President and Chief
                                             Operating  Officer of Entech,  Inc.,  a  subsidiary  of The  Montana  Power
                                             Company.



                                                           12

                                                                Present Corporate Position
               Name                   Age                         and Business Experience
               -----                 ----                         -----------------------

Rodney J. White...................    58   Mr. White was elected Vice President-Marketing Strategy September 1992. Prior
                                             to that he was Vice  President-Administration of Williston Basin Interstate
                                             Pipeline  Company from August 1986 to August 1989 when he became  President and a  Director  of  Prairielands  Energy  Marketing,  Inc.,  and  in  1993
                                             President  and a Director of Gwinner  Propane,  Inc.,  subsidiaries  of the
                                             Company.

Robert E. Wood....................    52   Mr. Wood has been Vice  President-Public  Affairs and Environmental Policy of
                                             the Company since August,  1991.  Before that he was Vice  President-Public
                                             Affairs from June 1986.  For five years prior  thereto he served as Manager of Legislative Affairs for the Company.


                               SECURITY OWNERSHIP

     The table below sets forth the number of shares of capital stock of the Company owned beneficially as of December 31, 1994, by each director and each nominee for director, each Named Officer and by all directors and executive officers of the Company as a group.

                                                                Amount and Nature
                                                             of Beneficial Ownership     Percentage of Class
                                                           --------------------------    -------------------
        Name                                                 Common          Preferred    Common    Preferred
        -----                                               --------         --------    --------   --------
Douglas C. Kane.........................................     8,763(a)           --           *         --
Joseph R. Maichel.......................................    20,560(a)           --           *         --
Harold J. Mellen, Jr....................................    15,729(a)           --           *         --
Richard L. Muus.........................................     3,097              --           *         --
Robert L. Nance.........................................     1,900              --           *         --
John L. Olson...........................................     6,000              --           *         --
San W. Orr, Jr..........................................   123,232(b)           --           *         --
John A. Schuchart.......................................    84,075(a)(f)        --           *         --
Charles L. Scofield.....................................     8,000              --           *         --
Homer A. Scott, Jr......................................     2,000(c)           --           *
Joseph T. Simmons.......................................     3,668              --           *         --
Stanley F. Staples, Jr..................................    84,076(d)          300(d)        *          *
Sister Thomas Welder....................................    12,783(e)           --           *         --
Martin A. White.........................................     4,217(a)           --           *         --
All directors and executive officers of the Company as
  a group (20 in number)................................   405,164             306          2.1         *

- ----------

*    Less than one percent of the class.

(a) Includes full shares allocated to the officer's account in the Tax Deferred Compensation Savings Plan.

(b) Mr. Orr serves as a co-trustee with shared voting and investment power of various trusts and as an officer and director of the corporate trustee for various other trusts holding these shares. Mr. Orr disclaims beneficial ownership of all but 562 shares held by the trusts.

(c) Shares held by Homer A. Scott, Jr. Trust. Mr. Scott is a co-trustee of the trust and shares voting and investment power with respect to these shares.

(d) All except 1000 shares of Common Stock are held in the name of Judd S. Alexander Foundation, Inc. and Walter Alexander Foundation, Inc. Mr. Staples, as President of the Judd S. Alexander Foundation, Inc., and Secretary of the Walter Alexander Foundation, Inc., disclaims all beneficial ownership of the shares held by the Foundations.

(e) Shares of Common Stock owned by University of Mary. Sr. Welder, as President of the University of Mary, disclaims all beneficial ownership of these shares.

(f) Includes 52,489 shares owned by Mr. Schuchart's wife. Mr. Schuchart disclaims all beneficial ownership of the shares owned by his wife.

                        ACCOUNTING AND AUDITING MATTERS

     The Board of Directors of the Company has appointed Arthur Andersen LLP, Certified Public Accountants, as independent auditors for the year ending December 31, 1994. The appointment was made on the recommendation of the Audit Committee of the Board of Directors which is presently composed of Messrs.
Richard L. Muus, John L. Olson, San W. Orr, Jr., and Homer A. Scott, Jr. (Chairman).

     The Audit Committee, established in 1972, meets regularly with management, internal auditors, and representatives of the Company's independent public accountants. The independent accountants have free access to the Committee and the Board of Directors. In 1994, the Committee met three times and reviewed the scope, timing and fees for the annual audit, other services provided by the independent auditors, and the results of audit examinations completed by the independent auditors, including the recommendations to improve internal controls and the follow-up reports prepared by management. The Audit Committee reports the results of its activities to the full Board of Directors. No member of the Audit Committee is or has been an employee of the Company.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting of Stockholders of the Company with the opportunity to make a statement if he desires to do so and to respond to appropriate questions.


                                 OTHER BUSINESS

     The management of the Company knows of no other matter to come before the meeting. However, if any matter requiring a vote of the stockholders should arise, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.


                      1996 ANNUAL MEETING OF STOCKHOLDERS

     Any stockholder who wishes to submit a proposal for inclusion in the proxy material relating to the Company's Annual Meeting of Stockholders expected to be held on April 23, 1996, must submit such proposal to the Secretary of the Company on or before November 1, 1995.

                                 --------------

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1994, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE TO STOCKHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE OFFICE OF THE TREASURER OF MDU RESOURCES GROUP, INC., 400 NORTH FOURTH STREET, BISMARCK, NORTH DAKOTA 58501.


                                     By order of the Board of Directors,






                                     /s/ LESTER H. LOBLE, II
                                     LESTER H. LOBLE, II
                                     Secretary

                                     March 6, 1995

                                                                       EXHIBIT A


                           MDU RESOURCES GROUP, INC.
                 NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN

I.  Purpose

     The purpose of the MDU Resources Group, Inc. Non-Employee Director Stock Compensation Plan is to provide ownership of the Company's stock to non-employee members of the Board of Directors in order to improve the Company's ability to attract and retain highly qualified individuals to serve as directors of the Company and to strengthen the commonality of interest between directors and stockholders.

II.  Definitions

     When used herein, the following terms shall have the respective meanings set forth below:

     "Agent" means a securities broker-dealer selected by the Company and registered under the Exchange Act.

     "Annual Retainer" means the annual retainer payable by the Company to Non-Employee Directors (exclusive of any per meeting fees or expense reimbursements.)

     "Annual Meeting of Stockholders" means the annual meeting of stockholders of the Company at which directors of the Company are elected.

     "Board" or "Board of Directors" means the Board of Directors of the Company.

     "Committee"  means a  committee  whose  members  meet the  requirements  of
     Section IV(A) hereof, and who are appointed from time to time by the Board to administer the Plan.

     "Common Stock" means the common stock, $3.33 par value, of the Company.

     "Company" means MDU Resources Group, Inc., a Delaware corporation, and any successor corporation.

     "Effective Date" means the date as of which the Plan is approved by the stockholders of the Company.

     "Employee" means any officer or other common law employee of the Company or of any of its business units or divisions or of any Subsidiary.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Non-Employee Director" or "Participant" means any person who is elected or appointed to the Board of Directors of the Company and who is not an Employee.

     "Plan" means the Company's Non-Employee Director Stock Compensation Plan, adopted by the Board on February 9, 1995, and approved by the stockholders on April 25, 1995, as it may be amended from time to time.

     "Plan Year" means the period commencing on the Effective Date of the Plan and ending the next following December 31 and, thereafter, the calendar year.

     "Stock Payment" means that portion of the Annual Retainer to be paid to Non-Employee Directors in shares of Common Stock rather than cash for services rendered as a director of the Company, as provided in Section V hereof, including that portion of the Stock Payment resulting from any election specified in Section VI hereof.

     "Subsidiary" means any corporation that is a "subsidiary corporation" of the Company, as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

III.  Shares of Common Stock Subject to the Plan

     Subject to Section VII below, the maximum aggregate number of shares of Common Stock that may be delivered under the Plan is 50,000 shares. The Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock, treasury stock or shares of Common Stock purchased on the open market. Shares of Common Stock purchased on the open market shall be purchased by the Agent in compliance with Rule 10b-6 and Rule 10b-18 under the Exchange Act to the extent compliance shall be required. Shares of Common Stock purchased on the open market by the Agent shall be purchased and held in such manner that such shares are not returned to the status of treasury stock or authorized but unissued shares of Common Stock.

IV.  Administration

     A. The Plan will be administered by a committee appointed by the Board, consisting of two or more persons who are not eligible to participate in the Plan. Members of the Committee need not be members of the Board. The Company shall pay all costs of administration of the Plan.

     B. Subject to and not inconsistent with the express provisions of the Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions under the Plan. Without limiting the generality of the foregoing, the Committee shall have full power and authority (i) to determine all questions of fact that may arise under the Plan, (ii) to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan and
(iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, any rules which the Committee determines are necessary or appropriate to ensure that the Company and the Plan will be able to comply with all applicable provisions of any federal, state or local law. All interpretations, determinations and actions by the Committee will be final and binding upon all persons, including the Company and the Participants.

V.  Determination of Annual Retainer and Stock Payments

     A.  The  Board  shall  determine  the  Annual   Retainer   payable  to  all
Non-Employee Directors of the Company.

     B. Each director who is a Non-Employee Director immediately following the date of the Company's Annual Meeting of Stockholders shall receive on the fifteenth business day following the Annual Meeting a Stock Payment of 200 shares of Common Stock as a portion of the Annual Retainer payable to such director for the Plan Year in which such date occurs. Certificates evidencing the shares of Common Stock constituting Stock Payments shall be registered in the respective names of the Participants and shall be issued to each
Participant. The cash portion of the Annual Retainer shall be paid to Non-Employee Directors at such times and in such manner as may be determined by the Board of Directors.

     C. Any director may decline a Stock Payment for any Plan Year; provided, however, that no cash compensation shall be paid in lieu thereof. Any director who declines a Stock Payment must do so in writing prior to the performance of any services as a Non-Employee Director for the Plan Year to which such Stock Payment relates.

     D. No Non-Employee Director shall be required to forfeit or otherwise return any shares of Common Stock issued as a Stock Payment pursuant to the Plan (including any shares of Common Stock received as a result of an election under Section VI) notwithstanding any change in status of such Non-Employee Director which renders him ineligible to continue as a Participant in the Plan. Any person who is a Non-Employee Director immediately following the Company's Annual Meeting of Stockholders shall be entitled to receive a Stock Payment as a portion of the applicable Annual Retainer.

VI.  Election to Increase Amount of Stock Payment

     In lieu of receiving the cash portion of the Annual Retainer for any Plan Year, a Participant may make a written election to reduce the cash portion of such Annual Retainer by a specified dollar amount and have such amount applied to purchase additional shares of Common Stock of the Company. The election shall be made on a form provided by the Committee and must be returned to the Committee no later than six months prior to the applicable Annual Meeting of Stockholders of the Company. The election form shall state the amount by which the Participant desires to reduce the cash portion of the Annual Retainer, which shall be applied toward the purchase of Common Stock to be delivered on the same date that the Stock Payment is made; provided, however, that no fractional shares may be purchased. Cash in lieu of any fractional share shall be paid to the Participant. An election shall continue in effect until changed or revoked by the Participant. No Participant shall be allowed to change or revoke any election for the then current year, but may change an election for any subsequent Plan Year.

VII.  Adjustment For Changes in Capitalization

     If the  outstanding  shares of Common  Stock of the Company are  increased, decreased  or  exchanged  for a  different  number  or kind of  shares  or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization or recapitalization, reclassification, stock dividend, stock split, reverse stock split, combinations of shares, rights offering, distribution of assets or other distribution with respect to such shares of Common Stock or other securities or other change in the corporate structure or shares of Common Stock, the number of shares to be granted annually, the maximum number of shares and/or the kind of shares that may be issued under the Plan shall be appropriately adjusted by the Committee. Any determination by the Committee as to any such adjustment will be final, binding and conclusive. The maximum number of shares issuable under the Plan as a result of any such adjustment shall be rounded down to the nearest whole share.

VIII.  Amendment and Termination of Plan

     A. The Board will have the power, in its discretion, to amend, suspend or terminate the Plan at any time; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

     B. Notwithstanding the foregoing, any provision of the Plan that either states the amount and price of securities to be issued under the Plan and specifies the price and timing of such issuances, or sets forth a formula that determines the amount, price and timing of such issuances, shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

IX.  Effective Date and Duration of the Plan

     The Plan will become effective upon the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section VIII, until all shares subject to the Plan have been purchased or acquired according to the Plan's provisions.

X.  Miscellaneous Provisions

     A.  Continuation of Directors in Same Status

     Nothing in the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company will retain a Non-Employee Director as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any Participant any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of the Company to terminate a Participant in his capacity as a director or otherwise at any time for any reason, with or without cause, and without regard to the effect that such termination might have upon him as a Participant under the Plan.

     B.  Compliance with Government Regulations

     Neither the Plan nor the Company shall be obligated to issue any shares of Common Stock pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other laws, rules and regulations, by any regulatory agencies or by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to any issuance of shares of Common Stock and delivery of certificates evidencing such shares pursuant to the Plan, the Board or the Committee may require a Participant to take any such action and to make any such covenants, agreements and representations as the Board or the Committee, as the case may be, in its discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the shares of Common Stock deliverable under the Plan pursuant to the Securities Act of 1933, as amended, or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to comply with any such law, regulation or requirement. Participants are responsible for complying with all applicable federal and state securities and other laws, rules and regulations in connection with any offer, sale or other transfer of the shares of Common Stock issued under the Plan or any interest therein including, without limitation, compliance with the registration requirements of the Securities Act of 1933, as amended (unless an exemption therefrom is available), or with the provisions of Rule 144 promulgated thereunder, if applicable, or any successor provisions. Certificates for shares of Common Stock may be legended as the Committee shall deem appropriate.

     C.  Nontransferability of Rights

     No Participant shall have the right to assign the right to receive any Stock Payment or any other right or interest under the Plan, contingent or otherwise, or to cause or permit any encumbrance, pledge or charge of any nature to be imposed on any such Stock Payment (prior to the issuance of stock certificates evidencing such Stock Payment) or any such right or interest.

     D.  Severability

     In the event that any provision of the Plan is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan.

     E.  Governing Law

     To the extent not preempted by Federal law, the Plan shall be governed by the laws of the State of North Dakota.

MDU RESOURCES GROUP, INC.                                                  PROXY
- --------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 25, 1995

The undersigned hereby appoints John A. Schuchart, Harold J. Mellen, Jr., and Lester H. Loble, II, and each of them, proxies, with full power of substitution, to vote all Common Shares of the undersigned at the Annual Meeting of Stockholders to be held at 11:00 a.m. (CDT), April 25, 1995, at 909 Airport Road, Bismarck, ND 58504, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES, IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. We are unable to respond to comments noted on this proxy. If you have comments please send in a separate letter.

YOUR VOTE FOR THE ELECTION OF DIRECTORS MAY BE INDICATED ON THE REVERSE SIDE OF THIS CARD. Nominees are: Douglas C. Kane, Richard L. Muus, John L. Olson and Joseph T. Simmons.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE TO 400 NORTH FOURTH STREET, BISMARCK, ND 58501, ND 58501, SO THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.
- --------------------------------------------------------------------------------

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: |X| DIRECTORS RECOMMEND A VOTE "FOR" ON A. AND B. BELOW

To vote for all director nominees, mark the "FOR" box on item "A." To withhold voting for all nominees, mark the "WITHHELD" box. To withhold voting for a particular nominee, mark the "FOR ALL EXCEPT" box and enter name(s) of the exception(s) in the space provided; your shares will be voted for the remaining nominees.

                                                                                FOR       WITHHELD  FOR ALL EXCEPT
   A. Election of All Director Nominees. Exceptions _________________________   |_|          |_|         |_|


                                                                                FOR       AGAINST      ABSTAIN
   B. Approve the Non-Employee Director Stock Compensation Plan.                |_|          |_|         |_|


                    SIGN HERE AS NAME(S) APPEAR AT LEFT

                    ____________________________________________________________

                    ____________________________________________________________


                    PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF SIGNING FOR A CORPORATION OF PARTNERSHIP OR AS AGENT, ATTORNEY OF FIDUCIARY, INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. IF YOU DO ATTEND THE MEETING AND DECIDE TO VOTE BY BALLOT, SUCH VOTE WILL SUPERSEDE THIS PROXY.


                    DATE ________________________, 1995